UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2011
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34776 (Commission File Number)	80-0554627 (I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 11, 2011, Oasis Petroleum Inc. (the “Company”) announced its results for the quarter ended March 31, 2011. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.
      The Company held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on May 5, 2011. At the Annual Meeting, the Company’s stockholders were requested to: (1) elect two Class I Directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2014 Annual Meeting of Stockholders; (2) ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011; (3) conduct a non-binding advisory vote to approve the compensation of the Company’s executive officers; and (4) conduct a non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of the Company’s executive officers. The following are the final voting results on proposals considered and voted upon at the meeting, each of which is more fully described in the Company’s proxy statement filed on March 16, 2011:
1. Each of the two Class I directors that was up for re-election was elected for a term of three years. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Ted Collins, Jr.	82,023,464	420,025	3,223,120
Douglas E. Swanson, Jr.	77,366,435	5,077,054	3,223,120
2. PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for 2011. The voting results were as follows:

		VOTES
VOTES FOR	VOTES AGAINST	ABSTAINED
84,424,679	1,152,129	89,801
3. The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s executive officers was approved. The voting results were as follows:

		VOTES
VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
69,470,581	12,949,903	23,005	3,223,120
4. The Board proposal regarding the frequency of future non-binding advisory votes to approve the compensation of the Company’s executive officers every one, two, or three years, was approved for holding future votes every two years. The voting results were as follows:

			VOTES
ONE YEAR	TWO YEARS	THREE YEARS	ABSTAINED	BROKER NON-VOTES
32,437,438	42,154,287	7,834,031	17,733	3,223,120

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated May 11, 2011
     THE INFORMATION CONTAINED IN THIS CURRENT REPORT, INCLUDING THE EXHIBIT ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)
Date: May 11, 2011	By:	/s/ Thomas B. Nusz
Thomas B. Nusz
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated May 11, 2011